Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2016		2015		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 17,482	100.0	$ 17,374	100.0	0.6
Cost of products sold	5,329	30.5	5,282	30.4	0.9
Selling, marketing and administrative expenses	4,688	26.8	4,847	27.9	(3.3)
Research and development expense	2,013	11.5	1,899	10.9	6.0
Interest (income) expense, net	77	0.4	119	0.7
Other (income) expense, net	(39)	(0.2)	(348)	(2.0)
Restructuring	120	0.7	—	—
Earnings before provision for taxes on income	5,294	30.3	5,575	32.1	(5.0)
Provision for taxes on income	1,002	5.7	1,255	7.2	(20.2)
Net earnings	4,292	24.6	4,320	24.9	(0.6)

Net earnings per share (Diluted)	$ 1.54		$ 1.53		0.7

Average shares outstanding (Diluted)	2,795.4		2,826.0

Effective tax rate	18.9%		22.5%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 5,801	33.2	$ 5,630	32.4	3.0
Net earnings	$ 4,689	26.8	$ 4,418	25.4	6.1
Net earnings per share (Diluted)	$ 1.68		$ 1.56		7.7
Effective tax rate	19.2%		21.5%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,358	1,359	(0.1)%	(0.1)	—
International	1,837	2,031	(9.6)	(0.3)	(9.3)
	3,195	3,390	(5.8)	(0.2)	(5.6)

Pharmaceutical
U.S.	4,937	4,371	12.9	12.9	—
International	3,241	3,355	(3.4)	2.6	(6.0)
	8,178	7,726	5.9	8.5	(2.6)

Medical Devices
U.S.	3,026	2,962	2.2	2.2	—
International	3,083	3,296	(6.5)	(1.0)	(5.5)
	6,109	6,258	(2.4)	0.5	(2.9)

U.S.	9,321	8,692	7.2	7.2	—
International	8,161	8,682	(6.0)	0.6	(6.6)
Worldwide	$ 17,482	17,374	0.6%	3.9	(3.3)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 9,321	8,692	7.2%	7.2	—

Europe	3,847	4,040	(4.8)	(0.8)	(4.0)
Western Hemisphere excluding U.S.	1,331	1,639	(18.8)	(0.6)	(18.2)
Asia-Pacific, Africa	2,983	3,003	(0.7)	3.0	(3.7)
International	8,161	8,682	(6.0)	0.6	(6.6)

Worldwide	$ 17,482	17,374	0.6%	3.9	(3.3)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	First Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2016	2015	(Decr.)

Earnings before provision for taxes on income - as reported	$ 5,294	5,575	(5.0)%

Intangible asset amortization expense	282	312

Restructuring (1)	137	—

Litigation expense/(gain), net	66	(402)

DePuy ASRTM Hip program	—	139

Other	22	6

Earnings before provision for taxes on income - as adjusted	$ 5,801	5,630	3.0%

Net Earnings - as reported	$ 4,292	4,320	(0.6)%

Intangible asset amortization expense	205	226

Restructuring	120	—

Litigation expense/(gain), net	56	(253)

DePuy ASRTM Hip program	—	122

Other	16	3

Net Earnings - as adjusted	$ 4,689	4,418	6.1%

Diluted Net Earnings per share - as reported	$ 1.54	1.53	0.7%

Intangible asset amortization expense	0.07	0.08

Restructuring	0.04	—

Litigation expense/(gain), net	0.02	(0.09)

DePuy ASRTM Hip program	—	0.04

Other	0.01	—

Diluted Net Earnings per share - as adjusted	$ 1.68	1.56	7.7%

Operational Diluted Net Earnings per share - as adjusted*	$ 1.72	1.56	10.3%

* Excludes the effect of translational currency

(1) Includes $17M recorded in cost of products sold

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures and Hepatitis C Sales (1) (Underlying Sales Growth) (A)
FIRST QUARTER 2016 ACTUAL vs. 2015 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (2)
WW As Reported:	(0.2)%	8.5%	0.5%	3.9%
U.S.	(0.1)%	12.9%	2.2%	7.2%
International	(0.3)%	2.6%	(1.0)%	0.6%

Wound Care/Other
SPLENDA ®	2.0			0.5
U.S.	4.1			0.7
International	0.7			0.2

Cardiovascular
Cordis			2.4	0.9
U.S.			1.1	0.4
International			3.5	1.3

Other Neuroscience
NUCYNTA ®		0.5		0.2
U.S.		1.0		0.5
International		0.0		0.0

All Other Acquisitions and Divestitures	0.1		0.1	0.1
U.S.	0.1		0.0	0.0
International	0.1		0.3	0.1

WW Ops excluding Acquisitions and Divestitures	1.9%	9.0%	3.0%	5.6%
U.S.	4.1%	13.9%	3.3%	8.8%
International	0.5%	2.6%	2.8%	2.2%

Hepatitis C		3.3		1.3
U.S.		2.3		1.0
International		4.5		1.6

WW Ops excluding Hepatitis C only		11.8%		5.2%
U.S.		15.2%		8.2%
International		7.1%		2.2%

WW Ops excluding Acquisitions, Divestitures and Hepatitis C	1.9%	12.3%	3.0%	6.9%
U.S.	4.1%	16.2%	3.3%	9.8%
International	0.5%	7.1%	2.8%	3.8%

(1) Hepatitis C products include OLYSIO ® /SOVRIAD ® and INCIVO ®
(2) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures and hepatitis C sales (underlying sales growth)” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe and the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$95	111	(14.4)%	(14.4)%	—%
Intl	356	400	(11.0)	0.1	(11.1)
WW	451	511	(11.7)	(3.0)	(8.7)

ORAL CARE
US	170	158	7.6	7.6	—
Intl	215	245	(12.2)	(2.9)	(9.3)
WW	385	403	(4.5)	1.1	(5.6)

OTC
US	461	405	13.8	13.8	—
Intl	558	588	(5.1)	2.8	(7.9)
WW	1,019	993	2.6	7.3	(4.7)

SKIN CARE
US	488	492	(0.8)	(0.8)	—
Intl	374	411	(9.0)	(0.7)	(8.3)
WW	862	903	(4.5)	(0.7)	(3.8)

WOMEN'S HEALTH
US	6	6	0.0	0.0	—
Intl	245	281	(12.8)	(0.9)	(11.9)
WW	251	287	(12.5)	(0.9)	(11.6)

WOUND CARE/OTHER
US	138	187	(26.2)	(26.2)	—
Intl	89	106	(16.0)	(8.4)	(7.6)
WW	227	293	(22.5)	(19.7)	(2.8)

TOTAL CONSUMER
US	1,358	1,359	(0.1)	(0.1)	—
Intl	1,837	2,031	(9.6)	(0.3)	(9.3)
WW	$3,195	3,390	(5.8)%	(0.2)%	(5.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2)

IMMUNOLOGY
US	$2,171	1,755	23.7%	23.7%	—%
Intl	739	708	4.4	12.8	(8.4)
WW	2,910	2,463	18.1	20.5	(2.4)
REMICADE
US	1,211	1,055	14.8	14.8	—
US Exports (3)	233	181	28.7	28.7	—
Intl	335	364	(8.0)	1.8	(9.8)
WW	1,779	1,600	11.2	13.4	(2.2)
SIMPONI / SIMPONI ARIA
US	216	155	39.4	39.4	—
Intl	174	145	20.0	27.6	(7.6)
WW	390	300	30.0	33.7	(3.7)
STELARA
US	511	364	40.4	40.4	—
Intl	224	185	21.1	27.3	(6.2)
WW	735	549	33.9	36.0	(2.1)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	6	14	(57.1)	(48.4)	(8.7)
WW	6	14	(57.1)	(48.4)	(8.7)

INFECTIOUS DISEASES
US	358	412	(13.1)	(13.1)	—
Intl	418	563	(25.8)	(22.1)	(3.7)
WW	776	975	(20.4)	(18.2)	(2.2)
EDURANT
US	11	9	22.2	22.2	—
Intl	108	82	31.7	35.3	(3.6)
WW	119	91	30.8	34.1	(3.3)
OLYSIO / SOVRIAD
US	16	98	(83.7)	(83.7)	—
Intl	16	136	(88.2)	(87.1)	(1.1)
WW	32	234	(86.3)	(85.7)	(0.6)
PREZISTA / PREZCOBIX / REZOLSTA
US	277	234	18.4	18.4	—
Intl	175	193	(9.3)	(4.6)	(4.7)
WW	452	427	5.9	8.0	(2.1)
OTHER INFECTIOUS DISEASES
US	54	71	(23.9)	(23.9)	—
Intl	119	152	(21.7)	(16.7)	(5.0)
WW	173	223	(22.4)	(19.0)	(3.4)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

NEUROSCIENCE
US	$680	750	(9.3)%	(9.3)%	—%
Intl	869	868	0.1	5.4	(5.3)
WW	1,549	1,618	(4.3)	(1.4)	(2.9)
CONCERTA / METHYLPHENIDATE
US	134	126	6.3	6.3	—
Intl	97	98	(1.0)	6.4	(7.4)
WW	231	224	3.1	6.3	(3.2)
INVEGA / PALIPERIDONE
US	24	94	(74.5)	(74.5)	—
Intl	62	61	1.6	5.3	(3.7)
WW	86	155	(44.5)	(43.0)	(1.5)
INVEGA SUSTENNA / XEPLION / INVEGA TRINZA
US	305	228	33.8	33.8	—
Intl	208	183	13.7	19.3	(5.6)
WW	513	411	24.8	27.3	(2.5)
RISPERDAL CONSTA
US	95	104	(8.7)	(8.7)	—
Intl	136	150	(9.3)	(4.9)	(4.4)
WW	231	254	(9.1)	(6.5)	(2.6)
OTHER NEUROSCIENCE
US	122	198	(38.4)	(38.4)	—
Intl	366	376	(2.7)	2.6	(5.3)
WW	488	574	(15.0)	(11.5)	(3.5)

ONCOLOGY
US	549	334	64.4	64.4	—
Intl	805	774	4.0	9.8	(5.8)
WW	1,354	1,108	22.2	26.3	(4.1)
IMBRUVICA
US	132	66	100.0	100.0	—
Intl	129	50	*	*	**
WW	261	116	*	*	**
VELCADE
US	—	—	—	—	—
Intl	304	339	(10.3)	(5.4)	(4.9)
WW	304	339	(10.3)	(5.4)	(4.9)
ZYTIGA
US	272	253	7.5	7.5	—
Intl	286	303	(5.6)	(0.1)	(5.5)
WW	558	556	0.4	3.4	(3.0)
OTHER ONCOLOGY
US	145	15	*	*	—
Intl	86	82	4.9	11.2	(6.3)
WW	231	97	*	*	**
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,179	1,120	5.3%	5.3%	—%
Intl	410	442	(7.2)	(0.4)	(6.8)
WW	1,589	1,562	1.7	3.6	(1.9)
XARELTO
US	567	441	28.6	28.6	—
Intl	—	—	—	—	—
WW	567	441	28.6	28.6	—
INVOKANA / INVOKAMET
US	297	266	11.7	11.7	—
Intl	28	12	*	*	**
WW	325	278	16.9	17.8	(0.9)
PROCRIT / EPREX
US	183	163	12.3	12.3	—
Intl	91	106	(14.2)	(8.7)	(5.5)
WW	274	269	1.9	4.1	(2.2)
OTHER
US	132	250	(47.2)	(47.2)	—
Intl	291	324	(10.2)	(3.5)	(6.7)
WW	423	574	(26.3)	(22.5)	(3.8)

TOTAL PHARMACEUTICAL
US	4,937	4,371	12.9	12.9	—
Intl	3,241	3,355	(3.4)	2.6	(6.0)
WW	$8,178	7,726	5.9%	8.5%	(2.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES (2) (4)

CARDIOVASCULAR
US	$231	228	1.3%	1.3%	—%
Intl	212	301	(29.6)	(26.3)	(3.3)
WW	443	529	(16.3)	(14.4)	(1.9)

DIABETES CARE
US	180	212	(15.1)	(15.1)	—
Intl	249	272	(8.5)	(2.8)	(5.7)
WW	429	484	(11.4)	(8.2)	(3.2)

DIAGNOSTICS
US	—	—	—	—	—
Intl	28	30	**	**	**
WW	28	30	**	**	**

ORTHOPAEDICS
US	1,392	1,309	6.3	6.3	—
Intl	949	1,019	(6.9)	(1.4)	(5.5)
WW	2,341	2,328	0.6	3.0	(2.4)

HIPS
US	203	190	6.8	6.8	—
Intl	139	143	(2.8)	3.4	(6.2)
WW	342	333	2.7	5.4	(2.7)

KNEES
US	244	226	8.0	8.0	—
Intl	145	150	(3.3)	2.1	(5.4)
WW	389	376	3.5	5.7	(2.2)

TRAUMA
US	381	364	4.7	4.7	—
Intl	261	292	(10.6)	(4.9)	(5.7)
WW	642	656	(2.1)	0.4	(2.5)

SPINE & OTHER
US	564	529	6.6	6.6	—
Intl	404	434	(6.9)	(1.8)	(5.1)
WW	968	963	0.5	2.8	(2.3)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES (2) (4) (Continued)

SURGERY
US	$981	960	2.2%	2.2%	—
Intl	1,247	1,296	(3.8)	2.3	(6.1)
WW	2,228	2,256	(1.2)	2.3	(3.5)

ADVANCED
US	352	329	7.0	7.0	—
Intl	464	441	5.2	11.7	(6.5)
WW	816	770	6.0	9.7	(3.7)

GENERAL
US	419	422	(0.7)	(0.7)	—
Intl	651	711	(8.4)	(2.8)	(5.6)
WW	1,070	1,133	(5.6)	(2.1)	(3.5)

SPECIALTY
US	210	209	0.5	0.5	—
Intl	132	144	(8.3)	(1.0)	(7.3)
WW	342	353	(3.1)	(0.1)	(3.0)

VISION CARE
US	242	253	(4.3)	(4.3)	—
Intl	398	378	5.3	9.8	(4.5)
WW	640	631	1.4	4.1	(2.7)

TOTAL MEDICAL DEVICES
US	3,026	2,962	2.2	2.2	—
Intl	3,083	3,296	(6.5)	(1.0)	(5.5)
WW	$6,109	6,258	(2.4)%	0.5%	(2.9)%

* Percentage greater than 100%
** Not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Reported as U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure